UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934

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MAINSTAY VP FUNDS TRUST

(Name of Registrant as Specified in Charter)

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MAINSTAY VP FUNDS TRUST

51 Madison Avenue

New York, New York 10010

September 28, 2018

To Our Shareholders:

At a meeting held on September 25-26, 2018, the Board of Trustees (the ‘‘Board’’) of MainStay VP Funds Trust (the “Trust”) considered and approved BNY Mellon Asset Management North America Corporation (“BNY Mellon AMNA”) to replace Van Eck Associates Corporation (“Van Eck”) as the subadvisor to the MainStay VP VanEck Global Hard Assets Portfolio (the “Portfolio”), a series of the Trust, effective on November 30, 2018.

Under the supervision of New York Life Investment Management LLC, the Portfolio’s investment manager, BNY Mellon AMNA will be responsible for the portfolio management of the Portfolio, including making specific decisions about buying, selling and holding securities and other investments.

At the September 25-26, 2018 Board meeting, the Board also considered and approved (i) changing the Portfolio’s investment objective, principal investment strategy, investment process and primary benchmark index, and amending the Portfolio’s principal risks and (ii) changing the Portfolio’s name from MainStay VP VanEck Global Hard Assets Portfolio to MainStay VP Mellon Natural Resources Portfolio, effective on or about November 30, 2018. For information regarding these changes, please refer to the supplements to the Portfolio’s prospectus and statement of additional information dated September 28, 2018.

You are receiving this Information Statement because you are the owner of a variable annuity contract or variable universal life insurance policy (a “Policy”) issued by New York Life Insurance and Annuity Corporation, a Delaware corporation (“NYLIAC”), and some or all of your Policy value is invested in the Portfolio.

This package contains more information about BNY Mellon AMNA, the Portfolio, and the actions taken by the Board. Please review this information and call us toll-free at 1-800-598-2019 if you have any questions. Clients of investment advisers may also contact their investment adviser with any questions. We are not asking you for a proxy or any voting instructions, and you are requested not to send us or NYLIAC a proxy or any voting instructions.

Thank you for your continued investment in the Portfolio.

Sincerely,

/s/ Kirk C. Lehneis

Kirk C. Lehneis
President

MainStay VP Funds Trust

IMPORTANT INFORMATION FOR THE SHAREHOLDERS OF THE

MAINSTAY VP VANECK GLOBAL HARD ASSETS PORTFOLIO

This document is an Information Statement and is being furnished to you because you are the owner of a variable annuity contract or variable universal life insurance policy (“Policy”) issued by New York Life Insurance and Annuity Corporation, a Delaware corporation (“NYLIAC”), and some or all of your Policy value is invested in the MainStay VP VanEck Global Hard Assets Portfolio (the “Portfolio”), a series of MainStay VP Funds Trust (the “Trust”). This Information Statement sometimes refers to Policy owners as “shareholders” for ease of reading purposes. New York Life Investment Management LLC (“New York Life Investments”) serves as the investment manager for the Portfolio.

Under the terms of an exemptive order (the “Order”) issued by the Securities and Exchange Commission, New York Life Investments, on behalf of the Portfolio and subject to the approval of the Board of Trustees of the Trust (the “Board” or “Trustees”), is permitted to retain, and materially amend subadvisory agreements with, unaffiliated and certain affiliated subadvisors without shareholder approval. This authority is subject to certain conditions.

Under the Order, if New York Life Investments retains, and the Board approves, a subadvisor for the Portfolio, the Portfolio must provide shareholders with certain information about the subadvisor and the subadvisory agreement within 90 days of such retention. In this case, the Portfolio is providing you with this information because at an in-person meeting held on September 25-26, 2018, New York Life Investments recommended, and after careful consideration, the Board approved BNY Mellon Asset Management North America Corporation (“BNY Mellon AMNA”) to replace Van Eck Associates Corporation (“Van Eck”) as the subadvisor to the Portfolio effective on November 30, 2018.

New York Life Investments will remain the Portfolio’s investment manager and will supervise BNY Mellon AMNA. Under the supervision of New York Life Investments, BNY Mellon AMNA will be responsible for the portfolio management of the Portfolio, including making the specific decisions about buying, selling and holding securities and other investments.

This Information Statement is being mailed on or about October 16, 2018 to the Portfolio’s shareholders of record as of September 21, 2018 (the “Record Date”). The Portfolio will bear the expenses incurred in connection with preparing and distributing this Information Statement, which are estimated to be between $25,000 and $35,000.

As of the Record Date, the number of Portfolio shares issued and outstanding was as follows:

Class	Number of Shares
Initial Class	44,778,869

Information on shareholders who owned beneficially or of record more than 5% of each class of shares of the Portfolio as of the Record Date is set forth in Appendix A. To the knowledge of New York Life Investments, the executive officers and Trustees of the Trust as a group owned less than 1% of the outstanding shares of the Portfolio as of the Record Date.

NO PROXY OR VOTING INSTRUCTION IS REQUIRED

WE ARE NOT ASKING YOU FOR A PROXY OR VOTING INSTRUCTION

AND WE ASK THAT YOU DO NOT SEND US A PROXY OR VOTING INSTRUCTION

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BOARD CONSIDERATIONS FOR THE APPOINTMENT OF BNY MELLON AMNA AS SUBADVISOR

TO THE MAINSTAY VP VANECK GLOBAL HARD ASSETS PORTFOLIO

At a meeting of the Board held on September 25-26, 2018, the Board considered and approved New York Life Investments’ recommendation to replace Van Eck with BNY Mellon AMNA as the Portfolio’s subadvisor and approved the subadvisory agreement between New York Life Investments and BNY Mellon AMNA with respect to the Portfolio (“New Subadvisory Agreement”).

At the September 25-26, 2018 Board meeting, the Board also considered and approved (i) changing the Portfolio’s investment objective, principal investment strategy, investment process and primary benchmark index, and amending the Portfolio’s principal risks and (ii) changing the Portfolio’s name from MainStay VP VanEck Global Hard Assets Portfolio to MainStay VP Mellon Natural Resources Portfolio (the “Repositioning”), effective on or about November 30, 2018. For more information, see the registration statement supplements dated September 28, 2018.

In connection with the Repositioning, at an in-person meeting held on September 25-26, 2018, the Board considered and approved New York Life Investments’ recommendations to terminate Van Eck as the subadvisor to the Portfolio, to appoint BNY Mellon AMNA as the subadvisor to the Portfolio, and to approve the New Subadvisory Agreement to be effective on or about November 30, 2018. The New Subadvisory Agreement provides that BNY Mellon AMNA will manage the assets of the Portfolio, subject to the supervision of New York Life Investments and the oversight of the Board, and pursuant to the Portfolio’s registration statement, as supplemented. The Board noted that, with the exception of the adjustment of the subadvisory fee schedule, the material terms of the New Subadvisory Agreement would be substantially identical to those in the subadvisory agreement in place with Van Eck with respect to the Portfolio.

New York Life Investments proposed that BNY Mellon AMNA be appointed as the subadvisor to the Portfolio based on, among other things, the nature, extent and quality of the services BNY Mellon AMNA would be expected to provide to the Portfolio. After considering the factors summarized in this Information Statement, among others, and following negotiations with New York Life Investments, the Board concluded it would be in the best interests of the Portfolio to appoint BNY Mellon AMNA as subadvisor to the Portfolio in replacement of Van Eck. In connection with their consideration of New York Life Investments’ recommendation to appoint BNY Mellon AMNA as the subadvisor to the Portfolio, the Trustees reviewed BNY Mellon AMNA’s qualifications to serve as the Portfolio’s subadvisor. The Board also considered that shareholders of the Portfolio had previously approved the ability of New York Life Investments to act as a “manager of managers,” which allows the Board and New York Life Investments to retain affiliated and certain unaffiliated subadvisors for the Portfolio without the approval of Portfolio shareholders.

In reaching the decisions to approve the Repositioning and the New Subadvisory Agreement, the Trustees considered information furnished by New York Life Investments and BNY Mellon AMNA in connection with meetings of the Board and its Contracts and Investment Committees held on September 25-26, 2018, as well as other information furnished to the Board throughout the year as deemed relevant to the Trustees. The Board also considered information provided by BNY Mellon AMNA in response to a series of requests encompassing a variety of topics prepared on behalf of, and in consultation with, the Board by independent legal counsel to the Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Trust (“Independent Trustees”). In addition, the Board considered information provided in advance of and during its meetings throughout the year including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the New Subadvisory Agreement and investment performance reports on the Portfolio prepared by the Investment Consulting Group of New York Life Investments as well as presentations from New York Life Investments and a presentation from BNY Mellon AMNA personnel, including the proposed new portfolio manager, at meetings held on September 25-26, 2018. In addition, the Board considered information provided on the fees charged to other investment advisory clients of BNY Mellon AMNA that follow investment strategies similar to those proposed for the Portfolio, as repositioned, and the rationale for any differences in the Portfolio’s subadvisory fees and the fees charged to those other investment advisory clients. At various meetings, the Independent Trustees also met in executive session with their independent legal counsel, and met with senior management of New York Life Investments without other representatives of New York Life Investments present to discuss and consider matters relating to the Repositioning and the New Subadvisory Agreement.

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In considering the Repositioning and the New Subadvisory Agreement, the Trustees comprehensively reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are described in greater detail below, and included, among other factors: (i) the nature, extent, and quality of the services to be provided to the Portfolio by BNY Mellon AMNA; (ii) the investment performance of the Portfolio and the historical investment performance of a fund managed or subadvised by BNY Mellon AMNA that pursues strategies similar to those of the Portfolio, as repositioned; (iii) the anticipated costs of the services to be provided, and expected profits to be realized, by BNY Mellon AMNA, from its relationship with the Portfolio; (iv) the extent to which economies of scale may be realized if the Portfolio grows and the extent to which economies of scale may benefit the Portfolio’s shareholders; and (v) the reasonableness of the Portfolio’s proposed fees, including the subadvisory fees to be paid by New York Life Investments to BNY Mellon AMNA, particularly as compared to similar funds and accounts managed or subadvised by BNY Mellon AMNA, and management fees compared to third-party “peer funds” identified by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on fees and expenses. Although the Board recognized that the comparisons between the Portfolio’s proposed fees and estimated expenses and those of other funds are imprecise, given different terms of agreements, variations in fund strategies, and other factors, the Board considered the reasonableness of the Portfolio’s proposed fees and estimated overall total ordinary operating expenses as compared to these peer funds.

Although individual Trustees may have weighed certain factors or information differently, the Board’s decisions to approve the Repositioning and to approve the New Subadvisory Agreement were based on a consideration of all the information provided to the Board in connection with its consideration of the Repositioning and the New Subadvisory Agreement, as well as other information provided to the Trustees throughout the year, as deemed relevant to each Trustee. The Trustees noted that, throughout the year, the Trustees would be afforded an opportunity to ask questions of and request additional information or materials from New York Life Investments and BNY Mellon AMNA. The Board took note of New York Life Investments’ belief that BNY Mellon AMNA, with its resources and historical investment performance track record for strategies similar to those of the Portfolio, as repositioned, is well qualified to serve as the Portfolio’s subadvisor. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available under variable life insurance policies and variable annuity contracts for which the Portfolio serves as an investment option, and that these policyholders and contract owners, having had the opportunity to consider other investment options, would have chosen to invest in the Portfolio. A summary of the factors that figured prominently in the Board’s decisions to approve the Repositioning and to approve the New Subadvisory Agreement is provided immediately below.

Nature, Extent and Quality of Services to be Provided by BNY Mellon AMNA

In considering the Repositioning and the New Subadvisory Agreement, the Board considered New York Life Investments’ responsibilities as manager of the Portfolio noting that New York Life Investments has supervisory responsibility for the Portfolio’s subadvisor. The Board examined the nature, extent and quality of the proposed investment advisory services that BNY Mellon AMNA would provide to the Portfolio. Further, the Board evaluated and/or examined the following with regard to BNY Mellon AMNA:

•	experience in providing investment advisory services;

•	experience in serving as advisor or subadvisor to other funds with similar strategies as those of the Portfolio, as repositioned, and the performance track record of these funds;

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•	experience of investment advisory, senior management and administrative personnel;

•	overall legal and compliance environment, resources and history and policies and procedures in place with respect to matters that may involve conflicts of interest between the Portfolio’s investments and those of other accounts managed by BNY Mellon AMNA;

•	ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Portfolio;

•	portfolio construction and risk management processes;

•	experience and qualifications of the Portfolio’s proposed portfolio manager, the number of accounts managed by the portfolio manager and BNY Mellon AMNA’s compensation structure for the portfolio manager; and

•	overall reputation, financial condition and assets under management.

Based on these and other considerations deemed relevant to the Trustees, the Board concluded, within the context of its overall determinations regarding the Repositioning and the New Subadvisory Agreement, that the Portfolio is likely to benefit from the nature, extent and quality of investment advisory services to be provided by BNY Mellon AMNA as a result of BNY Mellon AMNA’s experience, personnel, operations and resources.

Investment Performance

In connection with the Board’s consideration of the Repositioning and the New Subadvisory Agreement, the Board evaluated investment performance results over various periods in light of the Portfolio’s investment objective, strategies and risks, as disclosed in the Portfolio’s prospectus, with a greater emphasis generally placed on longer-term performance. The Board particularly considered investment reports on and analysis of the Portfolio’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports included, among other items, information on the Portfolio’s gross and net returns, the Portfolio’s investment performance compared to relevant investment categories and the Portfolio’s benchmark, the Portfolio’s risk-adjusted investment performance and the Portfolio’s investment performance as compared to peer funds, as appropriate, as well as the effect of current and recent market conditions.

The Board also considered its ongoing discussions with senior management of New York Life Investments regarding the Portfolio’s investment performance and remediation efforts undertaken by New York Life Investments, and other alternatives to the Repositioning and New Subadvisory Agreement considered by New York Life Investments. In addition, the Board considered steps taken to seek to improve the Portfolio’s investment performance and discussions between the Portfolio’s current portfolio management team and the Investment Committee of the Board. The Board further considered that shareholders may benefit from BNY Mellon AMNA’s investment process, including its portfolio construction and risk management processes. The Board noted that the Repositioning had not yet been implemented so an investment performance track record for the Portfolio as repositioned was not available.

The Board evaluated the Portfolio’s proposed portfolio management team as well as the Portfolio’s proposed portfolio manager, investment process, strategies and risks. The Board considered the historical performance of an investment portfolio with investment strategies similar to those of the Portfolio, as repositioned, that has been managed by the proposed portfolio manager for the Portfolio. The Board noted that BNY Mellon AMNA currently manages portfolios with investment strategies similar to those of the Portfolio, as repositioned. Based on these considerations, the Board concluded that the Portfolio was likely to be managed responsibly and capably by BNY Mellon AMNA.

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Also based on these considerations, the Board concluded, within the context of its overall determinations regarding the Repositioning and the New Subadvisory Agreement, that the selection of BNY Mellon AMNA as the subadvisor to the Portfolio is likely to benefit the Portfolio’s long-term investment performance.

Costs of the Services to be Provided, and Profits to be Realized, by BNY Mellon AMNA

The Board considered the estimated costs of the services to be provided by BNY Mellon AMNA under the New Subadvisory Agreement and the anticipated profitability of BNY Mellon AMNA due to its relationships with the Portfolio and estimated profitability of New York Life Investments, and its affiliates, with respect to the New Subadvisory Agreement. Although the Board received certain projected profitability information from BNY Mellon AMNA, the Board considered representations from BNY Mellon AMNA and New York Life Investments that the subadvisory fee to be paid by New York Life Investments to BNY Mellon AMNA for services to be provided to the Portfolio was the result of arm’s-length negotiations.

The Board also considered, among other factors, BNY Mellon AMNA’s investments in personnel, systems, equipment and other resources and infrastructure to support and manage the Portfolio, and that New York Life Investments is responsible for paying the subadvisory fees for the Portfolio. The Board acknowledged that BNY Mellon AMNA must be in a position to attract and retain experienced professional personnel to provide services to the Portfolio and to maintain a strong financial position in order for BNY Mellon AMNA to provide high-quality services to the Portfolio. The Board considered information from New York Life Investments estimating the impact that the engagement of BNY Mellon AMNA would have on the overall profitability of the Portfolio to New York Life Investments and its affiliates.

In considering the anticipated costs and profitability of the Portfolio, the Board also considered certain fall-out benefits that may be realized by BNY Mellon AMNA due to its relationship with the Portfolio, including reputational and other indirect benefits. The Board recognized, for example, the benefits to BNY Mellon AMNA from legally permitted “soft-dollar” arrangements by which brokers may provide research and other services to BNY Mellon AMNA in exchange for commissions paid by the Portfolio with respect to trades in the Portfolio’s portfolio securities. In this regard, the Board considered information from New York Life Investments concerning other business relationships between BNY Mellon AMNA and its affiliates and New York Life Investments and its affiliates.

The Board took into account the fact that the Portfolio would undergo changes to its principal investment strategies in connection with the Repositioning. The Board noted estimates from New York Life Investments and BNY Mellon AMNA that a significant portion of the holdings of the Portfolio would be sold to align the Portfolio’s holdings with the strategies that would be pursued by BNY Mellon AMNA. Additionally, the Board considered New York Life Investments’ representation that New York Life Investments and BNY Mellon AMNA will seek to develop and implement an efficient transition strategy and seek to minimize potential indirect costs, such as market impact and costs associated with repositioning the Portfolio.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Repositioning and the New Subadvisory Agreement, that any profits expected to be realized by New York Life Investments and its affiliates due to their relationships with the Portfolio, were not excessive. With respect to BNY Mellon AMNA, the Board concluded that any profits realized by BNY Mellon AMNA due to its relationship with the Portfolio would be the result of arm’s-length negotiations between New York Life Investments and BNY Mellon AMNA and would be based on fees paid to BNY Mellon AMNA by New York Life Investments, not the Portfolio.

Subadvisory Fees and Estimated Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the New Subadvisory Agreement and the Portfolio’s estimated total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Portfolio to New York Life Investments, because the subadvisory fees paid to BNY Mellon AMNA would be paid by New York Life Investments, not the Portfolio. The Board also considered the amount of the management fee expected to be retained by New York Life Investments.

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In assessing the reasonableness of the Portfolio’s proposed fees and estimated expenses, the Board considered information provided by New York Life Investments on the fees and expenses of similar peer funds identified by Strategic Insight and information provided by BNY Mellon AMNA concerning the fees charged to other investment advisory clients, including institutional separate accounts and other funds with an investment objective similar to the Portfolio, as repositioned. The Board also considered the Portfolio’s contractual management and subadvisory fee schedules, and noted that New York Life Investments had agreed to reduce the contractual management fee at each existing breakpoint level. The Board observed that New York Life Investments and BNY Mellon AMNA had also agreed to lower subadvisory fees as compared to the subadvisory fees paid to Van Eck.

After considering all of the factors outlined above, the Board concluded that the Portfolio’s overall fees were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Repositioning, support the conclusion that the estimated total ordinary operating expenses are reasonable.

Extent to Which Economies of Scale May be Realized if the Portfolio Grows

The Board considered whether the Portfolio’s proposed expense structure would permit economies of scale to be shared with the Portfolio’s shareholders. The Board also considered a report previously provided by New York Life Investments, prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Portfolio and other funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining future economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Portfolio in a number of ways, including, for example, through the imposition of management fee breakpoints, by initially setting management fee rates at scale or making additional investments to enhance shareholder services. The Board reviewed information from New York Life Investments showing the Portfolio’s management and subadvisory fee breakpoint schedules.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Repositioning and the New Subadvisory Agreement, that the Portfolio’s expense structure would appropriately reflect economies of scale for the benefit of the Portfolio’s shareholders. The Board noted, however, that it would continue to evaluate the reasonableness of the Portfolio’s expense structure over time.

Conclusion

On the basis of the information and factors summarized above and the Board’s evaluation thereof, the Board as a whole, and the Independent Trustees voting separately, unanimously voted to approve the Repositioning and the New Subadvisory Agreement.

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INFORMATION ABOUT BNY MELLON AMNA

BNY Mellon AMNA is located at BNY Mellon Center, One Boston Place Boston, Massachusetts 02108 and was incorporated in February 2018 as a Delaware Corporation. As of August 31, 2018, BNY Mellon AMNA managed approximately $571.8 billion in assets. BNY Mellon AMNA is an independently operated indirect subsidiary of The Bank of New York Mellon Corporation. As a subsidiary, BNY Mellon AMNA is affiliated with The Bank of New York Mellon Corporation and its principal operating entities worldwide.

The Bank of New York Mellon Corporation’s principal executive offices are located at P 240 Greenwich Street, New York, New York 10286 and its telephone number is 212-495-1784.

BNY Mellon AMNA has 19 affiliated broker-dealers (see below).   BNY Mellon AMNA does not execute trades with affiliated broker dealers unless as part of a commission recapture or directed brokerage arrangement requested by a client with the following exceptions:

•	Affiliated underwritings
•	Clearing through a BNY Mellon affiliated entity

BNY Mellon Asset Management North America - Registered Broker Dealer Affiliates
BNY Mellon Capital Markets, LLC
HedgeMark Securities LLC
MBSC Securities Corporation
Pershing Advisor Solutions LLC
Pershing LLC
The Bank of New York Mellon, S.A., Institucion de Banca Multiple

BNY Mellon Asset Management North America - Non-Registered Broker Dealer Affiliates
BNY Mellon Capital Markets EMEA Limited
BNY Mellon Investment Management Australia Limited
BNY Mellon Investment Management EMEA Limited
BNY Mellon Investment Management Hong Kong Limited
BNY Mellon Servicos Financeiros Distribuidora de Titulos e Valores Moilarios (DTVM) S.A.
BNY Mellon Wealth Management, Advisory Services, Inc.
Pershing (Channel Island) Limited
Pershing Limited
Pershing Securities Limiited
Pershing Securities Australia Pty Limited
Pershing Securities Canada Limited
Pershing Securities International Limited
The Bank of New York Mellon Securities Company Japan Limited

BNY Mellon AMNA made $81,000 of trading commission payments to affiliated broker-dealers during the last fiscal year.

No officers or members of the Board are officers, employees, directors, general partners or shareholders of BNY Mellon AMNA, or otherwise has any material direct or indirect interest in BNY Mellon AMNA or any person controlling, controlled by or under common control with BNY Mellon AMNA, including The Bank of New York Mellon Corporation. In addition, since January 1, 2018, the beginning of the Trust’s current fiscal year, no members of the Board has had, directly or indirectly, a material interest in any material transaction or material proposed transaction to which BNY Mellon AMNA, any of its parents or subsidiaries or any subsidiaries of a parent of any such entities was or is to be a party.

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Certain information concerning each executive officer of BNY Mellon AMNA is listed below and has been provided to us by BNY Mellon AMNA. The address of each executive officer of BNY Mellon AMNA, unless otherwise noted, is BNY Mellon Center, One Boston Place Boston, Massachusetts 02108.

Senior Executives	Title
James Desmond Mac Intyre	Executive, Chairman & Chief Executive Officer
David A. Daglio Jr.	Executive Vice President, Chief Investment Officer – Active Equity
David Leduc	Executive Vice President, Chief Investment Officer – Active Fixed Income
Jeff Zhang	Executive Vice President, Chief Investment Officer, Index, Multi-Asset & Multi-Factor
Linda Lillard	Executive Vice President, Chief Operating Officer
Jennifer Cassedy	Executive Vice President, Chief Compliance Officer
Adam Joffe, CFA	Executive Vice President, Chief Business Officer
Alex Over	Executive Vice President, Global Head of Distribution
Michael Germano	Executive Vice President, Head of Strategy
Stephanie Pierce	Executive Vice President, Head of Investment Strategy & Innovation

Day-to-day management of the Portfolio will be the responsibility of the following portfolio manager:

Portfolio Manager	Biographical Information
Robin Wehbe, CFA, CMT	Mr. Wehbe is a senior research analyst on BNY Mellon’s Global Research team, covering the energy sector. Mr. Wehbe is also the lead portfolio manager of the Global Natural Resources strategy and he serves as a member of the Global Insight team, a group of the firm’s investment leaders. In 2006, Mr. Wehbe joined BNY Mellon as a global basic materials analyst. Before coming to BNY Mellon, Robin worked as a research analyst covering basic materials at State Street Global Advisors. He holds a BS from Lehigh University and an MBA and an MSF from the Carroll School of Management at Boston College. He holds both the Chartered Financial Analyst® and the Chartered Market Technician designations. He is a member of the Boston Security Analysts Society and the Market Technicians Association.

BNY Mellon AMNA also acts as advisor or subadvisor to the funds listed in the table below. The investment objectives of these funds are similar to the Portfolio’s investment objective, as revised effective on November 30, 2018.

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Fund Name	Assets Under Management	Advisory/Subadvisory Fee
Dreyfus Natural Resources Fund (investment adviser)	$439,816,865	0.75%
Principal Diversified Real Assets Fund (subadvisor)	$280,220,690	0.40% on assets up to $150 million; 0.35% from assets of $150 million to $300 million; and 0.30% on assets above $300 million

Investment Objective, Principal Investment Strategy, Investment Process and Principal Risks of the Portfolio

Effective on or about November 30, 2018, the Portfolio’s investment objective, principal investment strategies, and principal risks will be as follows:

Investment Objective

The Portfolio seeks long-term capital appreciation.

Principal Investment Strategies

The Portfolio normally invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in the stocks of companies in the natural resources and natural resources related sectors. Generally, these are companies principally engaged in owning or developing natural resources, or supplying goods, technology and services relating to natural resources. These companies may include, for example, companies involved either directly or through subsidiaries in exploring, mining, drilling, refining, processing, transporting, distributing, fabricating, dealing in, or owning natural resources, and companies providing environmental services.

Natural resources include, but are not limited to, precious metals (e.g., gold, platinum and silver), ferrous and non-ferrous metals (e.g., iron, aluminum and copper), strategic metals (e.g., uranium and titanium), hydrocarbons (e.g., coal, oil and natural gases) and other sources (including alternative sources) of energy, chemicals, paper and forest products, farming products, real estate, food, textile and tobacco products, and other basic commodities. These are also referred to as “hard assets.” The Portfolio will invest at least 25% of its total assets (concentrate its investments) in the securities of hard assets companies and instruments that derive their value from hard assets. A hard assets company is a company that derives directly or indirectly, at least 50% of its revenues from exploration, development, production, distribution or facilitation of processes relating to hard assets.

The Portfolio invests principally in common stocks, but may also invest in preferred stocks, warrants and convertible securities, including those purchased in initial public offerings (IPOs), and American Depositary Receipts (ADRs). The Portfolio may invest in securities issued by exchange-traded funds (ETFs). The Portfolio invests in growth and value stocks and typically will maintain exposure to the major natural resources sectors. The Portfolio may invest in foreign securities (i.e., securities issued by companies organized under the laws of countries other than the U.S.), including emerging markets securities. The Portfolio may invest in securities the terms of which are related to the market value of a natural resource, commodity or related index.

The Portfolio may also invest in derivatives, such as options, futures and options on futures (including those relating to stocks, indexes, foreign currencies and interest rates) and forward contracts, as a substitute for investing directly in an underlying asset, to increase returns, or as part of a hedging strategy. The Portfolio also may engage in short-selling, typically for hedging purposes, such as to limit exposure to a possible market decline in the value of its portfolio securities.

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Investment Process: Using fundamental research and direct management contact, the Portfolio’s subadvisor, BNY Mellon Asset Management North America Corporation (the “Subadvisor”), seeks stocks of companies with strong positions in their natural resources sector, sustained achievement records and strong financial condition. There are no prescribed limits on the weightings of securities in any particular natural resources sector or in any individual company, and the Portfolio may invest in companies of any market capitalization.

The Subadvisor typically sells a stock when the reasons for buying it no longer apply or when the company begins to show deteriorating fundamentals or poor relative performance or when a stock is fully valued by the market. The Subadvisor may also sell a stock to secure gains, limit losses or redeploy assets into more promising opportunities.

Principal Risks

You can lose money by investing in the Portfolio. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Portfolio’s Subadvisor may underperform the market or other investments. The Portfolio may receive large purchase or redemption orders which may have adverse effects on performance if the Portfolio were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Portfolio are summarized below.

Market Risk: The value of the Portfolio’s investments may fluctuate because of changes in the markets in which the Portfolio invests, which could cause the Portfolio to underperform other funds with similar investment objectives and strategies. Changes in these markets may be rapid and unpredictable. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of Portfolio shares. Such conditions may add significantly to the risk of volatility in the net asset value of the Portfolio’s shares.

The energy markets have experienced significant volatility, including significant swings in the price of crude oil and national gas prices, and may experience and have historically experienced relatively high volatility for prolonged periods as a result of factors such as supply, technology, regulation, and market collusion. Such conditions may negatively impact the Portfolio and its shareholders. The Subadvisor may take measures to navigate the conditions of the energy markets, but there is no guarantee that such efforts will be effective or that the Portfolio’s performance will correlate with any increase in oil and gas prices.

Portfolio Management Risk: The investment strategies, practices and risk analysis used by the Subadvisor may not produce the desired results. In addition, the Portfolio may not achieve its investment objective, including during a period in which the Subadvisor takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances. Investments selected using quantitative methods or based on models that analyze information and data may perform differently from the market as a whole. The quantitative model used by the Subadvisor, and the investments selected based on the model, may not perform as expected. The quantitative model may contain certain assumptions in construction and implementation that may adversely affect the Portfolio’s performance. In addition, the Portfolio’s performance will reflect, in part, the Subadvisor’s ability to make active qualitative decisions and timely adjust the quantitative model, including the model’s underlying metrics and data.

Market Capitalization Risk: To the extent the Portfolio invests in securities issued by small-, mid-, or large-cap companies, the Portfolio will be subject to the risks associated with securities issued by companies of the applicable market capitalization. Securities of small-cap and mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than securities of larger companies. Smaller capitalization companies frequently rely on narrower product lines and niche markets and may be more vulnerable to adverse business or market developments. Securities issued by larger companies may have less growth potential and may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods. In addition, larger companies may be less capable of responding quickly to competitive challenges and industry changes, including those resulting from improvements in technology, and may suffer sharper price declines as a result of earnings disappointments. There is a risk that the securities issued by companies of a certain market capitalization may underperform the broader market at any given time.

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Commodities and Commodity-Linked Derivatives Risk: Exposure to the commodities markets, such as precious metals, industrial metals, gas and other energy products and natural resources, may subject the Portfolio to greater volatility than investments in traditional securities. The commodities markets may fluctuate widely based on a variety of factors including changes in overall market movements, political and economic events and policies, war, acts of terrorism, weather and natural disasters, and changes in interest rates or inflation rates. Because the value of a commodity-linked derivative instrument and structured note typically are based upon the price movements of physical commodities, the value of these securities will rise or fall in response to changes in the underlying commodities or related index of investment.

Natural Resources Sector Risk: Investments in the natural resources and related sectors may be affected by numerous factors, including events occurring in nature, inflationary pressures and domestic and international politics. For example, events occurring in nature (such as earthquakes or fires in prime natural resource areas) and political events (such as coups or military confrontations) can affect the overall supply of a natural resource and the value of companies involved in such natural resource. Political risks and other risks to which foreign securities are subject also may affect domestic companies in which the fund invests if they have significant operations or investments in foreign countries. In addition, interest rates, prices of raw materials and other commodities, international economic developments, energy conservation, tax and other government regulations (both domestic and foreign) may affect the supply of and demand for natural resources, which can affect the profitability and value of securities issued by companies in the natural resources sectors.

Growth Stock Risk: If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

Value Stock Risk: Value stocks may never reach what the Subadvisor believes is their full value or they may go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions, and therefore the Portfolio's performance may be lower or higher than that of funds that invest in other types of equity securities.

Convertible Securities Risk: Convertible securities may be subordinate to other securities. In part, the total return for a convertible security depends upon the performance of the underlying stock into which it can be converted. Also, issuers of convertible securities are often not as strong financially as those issuing securities with higher credit ratings, are more likely to encounter financial difficulties and typically are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, which could affect their ability to make interest and principal payments. If an issuer stops making interest and/or principal payments, the Portfolio could lose its entire investment.

Short Selling and Short Exposure Risk: To the extent the Portfolio obtains short exposure through the use of derivatives, the Portfolio would be subject to leverage risk, counterparty risk and other risks associated with the use of derivatives. If a security sold short increases in price, the Portfolio may have to cover its short position at a higher price than the short sale price, resulting in a loss. The Portfolio may have substantial short positions and must borrow those securities to make delivery to the buyer. The Portfolio may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions before it had intended to do so. Thus, the Portfolio may not be able to successfully implement its short sale strategy due to limited availability of desired securities or for other reasons. The Portfolio also may be required to pay a premium and other transaction costs, which would increase the cost of the security sold short. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Portfolio may be required to pay in connection with the short sale.

Until the Portfolio replaces a borrowed security, it is required to maintain a segregated account of cash or liquid assets with the Portfolio's custodian to cover the Portfolio's short position. Generally, securities held in a segregated account cannot be sold unless they are replaced with other liquid assets. The Portfolio's ability to access the pledged collateral may also be impaired in the event the broker fails to comply with the terms of the contract. In such instances the Portfolio may not be able to substitute or sell the pledged collateral. Additionally, the Portfolio must maintain sufficient liquid assets (less any additional collateral held with the broker), marked-to-market daily, to cover the short sale obligations. This may limit the Portfolio's investment flexibility, as well as its ability to meet redemption requests or other current obligations. Because losses on short sales arise from increases in the value of the security sold short, such losses are theoretically unlimited. By contrast, a loss on a long position arises from decreases in the value of the security and is limited by the fact that a security's value cannot go below zero.

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By investing the proceeds received from selling securities short, the Fund could be deemed to be employing a form of leverage, which creates special risks. The use of leverage may increase the Portfolio's exposure to long positions and make any change in the Portfolio's net asset value greater than it would be without the use of leverage. This could result in increased volatility of returns. There is no guarantee that the Portfolio will leverage its portfolio, or if it does, that the Portfolio's leveraging strategy will be successful or that it will produce a higher return on an investment.

Derivatives Risk: Derivatives are investments whose value depends on (or is derived from) the value of an underlying instrument, such as a security, asset, reference rate or index. Derivative strategies may expose the Portfolio to greater risk than if it had invested directly in the underlying instrument and often involve leverage, which may exaggerate a loss, potentially causing the Portfolio to lose more money than it originally invested and would have lost had it invested directly in the underlying instrument. Derivatives may be difficult to sell, unwind or value. Derivatives may also be subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its contractual obligations to the Portfolio. Futures may be more volatile than direct investments in the instrument underlying the contract, and may not correlate perfectly to the underlying instrument. Futures and other derivatives also may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Due to fluctuations in the price of the underlying asset, the Portfolio may not be able to profitably exercise an option and may lose its entire investment in an option. Forward commitments entail the risk that the instrument may be worth less when it is issued or received than the price the Portfolio agreed to pay when it made the commitment. The use of foreign currency forwards may result in currency exchange losses due to fluctuations in currency exchange rates or an imperfect correlation between portfolio holdings denominated in a particular currency and the forward contracts entered into by the Portfolio. Derivatives may also increase the expenses of the Portfolio.

Direct Investments Risk: Direct investments may involve a high degree of business and financial risk that can result in substantial losses. Because of the absence of any public trading market for these investments, the Portfolio may take longer to liquidate these positions than would be the case for publicly traded securities. Direct investments are generally considered illiquid and will be aggregated with other illiquid investments for purposes of the limitation on illiquid investments.

Foreign Securities Risk: Investments in foreign securities may be riskier than investments in U.S. securities. Differences between U.S. and foreign regulatory regimes and securities markets, including less stringent investor protections and disclosure standards of some foreign markets, less liquid trading markets and political and economic developments in foreign countries, may affect the value of the Portfolio’s investments in foreign securities. Foreign securities may also subject the Portfolio’s investments to changes in currency rates. Changes in the value of foreign currencies may make the return on an investment go up or down, unrelated to the quality or performance of the investment itself.

Emerging Markets Risk: The risks related to investing in foreign securities are generally greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets. The risks of investing in emerging markets include the risks of illiquidity, increased price volatility, smaller market capitalizations, less government regulation, less extensive and less frequent accounting, financial and other reporting requirements, risk of loss resulting from problems in share registration and custody, substantial economic and political disruptions and the nationalization of foreign deposits or assets.

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Hard Assets Concentration Risk: The Portfolio may be subject to greater risks and market fluctuations than a fund whose portfolio has exposure to a broader range of sectors. The Portfolio may be susceptible to financial, economic, political, or market events, as well as government regulation, impacting the hard assets sectors (such as the energy and metals sectors). Precious metals and natural resources securities are at times volatile and there may be sharp fluctuations in prices, even during periods of rising prices.

Investments in Other Investment Companies Risk: The Portfolio’s investment in another investment company may subject the Portfolio indirectly to the underlying risks of the investment company. The Portfolio also will bear its share of the underlying investment company’s fees and expenses, which are in addition to the Portfolio’s own fees and expenses.

Exchange-Traded Fund Risk: The risks of owning an ETF generally reflect the risks of owning the securities in which the ETF invests or is designed to track, although lack of liquidity in an ETF could result in it being more volatile than its underlying portfolio securities. Disruptions in the markets for the securities underlying ETFs purchased or sold by the Portfolio could result in losses on the Portfolio’s investment in ETFs. ETFs also have management fees and transaction costs that may make them more expensive than owning the underlying securities directly.

Rights and Warrants Risk: Rights and warrants may provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities, and warrants are speculative investments. If a right or warrant is not exercised by the date of its expiration, the Fund will lose its entire investment in such right or warrant.

Depositary Receipts Risk: Investments in depositary receipts may entail the special risks of foreign investing, including currency exchange fluctuations, government regulations, and the potential for political and economic instability.

Liquidity and Valuation Risk: Securities purchased by the Portfolio may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid due to, among other things, events relating to the issuer of the securities, market events, operational issues, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to sell or obtain an accurate price for a security. If market conditions or issuer specific developments make it difficult to value securities, the Portfolio may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security's sale. As a result, an investor could pay more than the market value when buying Portfolio shares or receive less than the market value when selling Portfolio shares. This could affect the proceeds of any redemption or the number of shares an investor receives upon purchase. Liquidity risk may also refer to the risk that the Portfolio may not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, unusually high volume of redemptions, or other reasons. To meet redemption requests or to raise cash to pursue other investment opportunities, the Portfolio may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Portfolio.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio managers’ ability to anticipate such changes that can adversely affect the value of the Portfolio’s holdings. Opportunity for greater gain often comes with greater risk of loss.

Preferred Shares Risk: Preferred shares represent an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common shares in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common shares. If interest rates rise, the fixed dividend on preferred shares may be less attractive, causing the price of preferred shares to decline. Preferred shares may have mandatory sinking fund provisions, as well as provisions allowing the shares to be called or redeemed prior to its maturity, which can have a negative impact on the share's price when interest rates decline.

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Terms of the New Subadvisory Agreement

The following is a summary of the New Subadvisory Agreement. A form of the New Subadvisory Agreement is attached hereto as Appendix B. The New Subadvisory Agreement will become effective on November 30, 2018 and will continue for an initial term ending in two years, unless sooner terminated as provided in the New Subadvisory Agreement. Thereafter, the New Subadvisory Agreement will continue for successive one year terms, provided that such continuation is specifically approved at least annually by a vote of a majority of the Trustees, or by a “majority of the outstanding voting securities” of the Portfolio (as defined in the Investment Company Act of 1940 (“1940 Act”) and, in either case, by a majority of the Independent Trustees, by vote cast in person at a meeting called for such purpose.

The New Subadvisory Agreement will terminate automatically in the event of its “assignment” (as defined in the 1940 Act) or the assignment or termination of the Portfolio’s management agreement with New York Life Investments and may be terminated by New York Life Investments or BNY Mellon AMNA at any time without payment of any penalty on sixty (60) days’ prior written notice to the other party. The New Subadvisory Agreement may also be terminated at any time on sixty (60) days’ prior written notice to BNY Mellon AMNA and New York Life Investments without payment of any penalty by action of the Board or by a vote of a “majority of the outstanding voting securities” of the Portfolio (as defined by the 1940 Act).

The New Subadvisory Agreement provides that BNY Mellon AMNA will not be liable to New York Life Investments, the Portfolio, or any shareholder of the Portfolio, for any act or omission in the course of, or connected with, its services under the New Subadvisory Agreement, or for any losses that may be sustained in the purchase, holding or sale of any security, except a loss resulting from BNY Mellon AMNA’s willful misfeasance, bad faith, or gross negligence in the performance of its duties under the New Subadvisory Agreement, or reckless disregard of its obligations and duties under the New Subadvisory Agreement.

Management and Subadvisory Fees

The current management fee for the Portfolio is an annual percentage of the Portfolio’s average daily net assets as follows: 0.89% on assets up to $1 billion; and 0.88% on assets over $1 billion. In connection with the approval of the New Subadvisory Agreement, the Board also approved a reduction in the management fee to 0.79% on assets up to $1 billion; and 0.78% on assets over $1 billion, effective on November 30, 2018.

Under the current subadvisory agreement between New York Life Investments and Van Eck with respect to the Portfolio, New York Life Investments (and not the Portfolio) pays Van Eck a subadvisory fee, computed daily and payable monthly, at an annual rate of: 0.500% on assets up to $50 million; and 0.475% on assets over $50 million.

Under the New Subadvisory Agreement, New York Life Investments (and not the Portfolio) will pay BNY Mellon AMNA a subadvisory fee, computed daily and payable monthly, at an annual rate of: 0.40% on assets up to $150 million; 0.35% on assets from $150 million to $300 million; and 0.30% on assets over $300 million.

For the fiscal year ended December 31, 2017, no fees were paid by New York Life Investments to BNY Mellon AMNA. If BNY Mellon AMNA had served as subadvisor for the Portfolio during the fiscal year ended December 31, 2017, the aggregate subadvisory fees that would have been paid to BNY Mellon AMNA under the terms of the New Subadvisory Agreement, assuming all other factors to be equal, would have been $1,366,623, which is $453,447 less than the actual subadvisory fee paid to Van Eck for the fiscal year ending December 31, 2017, representing a 24.91% decrease in the effective subadvisory fee. All fees due to BNY Mellon AMNA under the New Subadvisory Agreement will be paid by New York Life Investments and will not be additional expenses of the Portfolio.

THERE WILL BE A DECREASE IN MANAGEMENT FEES PAID BY THE PORTFOLIO TO NEW YORK LIFE INVESTMENTS IN CONNECTION WITH THE REPLACEMENT OF VAN ECK WITH BNY MELLON AMNA AS THE SUBADVISOR TO THE PORTFOLIO.

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GENERAL INFORMATION

The Trust will furnish, without charge, to any Policy owner, upon request, a printed version of the Portfolio’s most recent annual report and semi-annual report. Such requests may be directed to the Trust by writing New York Life Insurance and Annuity Corporation, Attn: MainStay VP Funds Trust, 51 Madison Avenue, New York, New York 10010, or by calling toll-free 1-800-598-2019.

New York Life Investments serves as the investment adviser and administrator to the Portfolio.  The principal executive offices of New York Life Investments and the Portfolio are located at 51 Madison Avenue, New York, New York 10010.

The Portfolio’s distributor is NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, New Jersey 07302. The Portfolio’s custodian is State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111-2900.

The Portfolio may furnish only one copy of this Information Statement to a household, even if more than one shareholder resides in the household, unless the Portfolio has received contrary instructions from one or more of the household’s shareholders. If you are a shareholder and would like additional copies of this Information Statement, please contact the distributor by writing NYLIFE Distributors LLC, Attn: MainStay VP Funds Trust, 30 Hudson Street, Jersey City, New Jersey 07302, or by calling toll-free 1-800-598-2019. If in the future you do not want the mailing of your Information Statement to be combined with other members of your household, or if the Portfolio has furnished multiple Information Statements to your household and you would like the Portfolio to furnish only one statement to your household in the future, please inform the distributor in writing or via telephone at the address or telephone number listed above.

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APPENDIX A

SHARE OWNERSHIP OF SHAREHOLDERS OF
MAINSTAY VP VANECK GLOBAL HARD ASSETS PORTFOLIO

As of the Record Date, the following persons owned of record or beneficially 5% or more of the outstanding Initial Class shares of the Portfolio. Shareholders holding greater than 25% or more of the Portfolio are considered “controlling persons” of the Portfolio under the 1940 Act.

Title of Class	Name and Address of Owner	Amount of Ownership	Percent of Class
Initial Class
	NYLIAC VUL Sep Acct I	4,312,888	9.6%
	NYLIAC Variable Annuity Sep Acct III	14,598,493	32.6%
	NYLIAC Variable Annuity Sep Acct IV	23,965,632	53.5%

The address for each record or beneficial owner is 51 Madison Avenue, New York, New York 10010.

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APPENDIX B

MAINSTAY VP FUNDS TRUST

FORM OF SUBADVISORY AGREEMENT

This Subadvisory Agreement is effective as of the ___ day of ____________, 2018 (the “Agreement”), between New York Life Investment Management LLC, a Delaware limited liability company (the “Manager”) and BNY Mellon Asset Management North America Corporation, a Delaware corporation (the “Subadvisor”).

WHEREAS, MainStay VP Funds Trust (the “Trust” or “Registrant”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company; and

WHEREAS, the Trust is authorized to issue separate series, each of which may offer a separate class of shares of beneficial interest, each series having its own investment objective or objectives, policies and limitations; and

WHEREAS, the Trust currently offers shares in multiple series, may offer shares of additional series in the future, and intends to offer shares of additional series in the future; and

WHEREAS, the Manager entered into a Management Agreement with the Trust, on behalf of its separate series (the “Management Agreement”); and

WHEREAS, under the Management Agreement, the Manager has agreed to provide certain investment advisory and related administrative services to the Trust; and

WHEREAS, the Management Agreement permits the Manager to delegate certain of its investment advisory duties under the Management Agreement to one or more subadvisors; and

WHEREAS, the Manager wishes to retain the Subadvisor to furnish certain investment advisory services to one or more of the series of the Trust and manage such portion of the Trust as the Manager shall from time to time direct, and the Subadvisor is willing to furnish such services; and

NOW, THEREFORE, in consideration of the premises and the promises and mutual covenants herein contained, it is agreed between the Manager and the Subadvisor as follows:

1.       Appointment. The Manager hereby appoints Subadvisor to act as subadvisor to the series of the Trust designated on Schedule A of this Agreement (each a “Series” or “Portfolio”) with respect to all, or a portion of the assets of the Series designated by the Manager as allocated to the Subadvisor (the “Allocated Assets”), subject to such written instructions, including any redesignation of Allocated Assets and supervision as the Manager may from time to time furnish for the periods and on the terms set forth in this Agreement. The Subadvisor accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

In the event that the Registrant designates one or more series other than the Series with respect to which the Manager wishes to retain the Subadvisor to render investment advisory services hereunder, it shall notify the Subadvisor in writing. If the Subadvisor is willing to render such services, it shall notify the Manager in writing, whereupon such series shall become a Series hereunder, and be subject to this Agreement, and Schedule A shall be revised accordingly.

B-1

2.       Portfolio Management Duties. Subject to the supervision of the Manager and the oversight of the Trust’s Board of Trustees (“Board”), the Subadvisor will provide a continuous investment program for the Series’ Allocated Assets and determine the composition of the assets of the Series’ Allocated Assets, including determination of the purchase, retention or sale of the securities, cash and other investments contained in the portfolio. The Subadvisor will conduct investment research and conduct a continuous program of evaluation, investment, sales and reinvestment of the Series’ Allocated Assets by determining the securities and other investments that shall be purchased, entered into, sold, closed or exchanged for the Series, when these transactions should be executed, and what portion of the Allocated Assets of the Series should be held in the various securities and other investments in which it may invest, and the Subadvisor is hereby authorized to execute and perform such services on behalf of the Series. The Subadvisor will provide the services under this Agreement in accordance with the Series’ investment objective or objectives, policies and restrictions as stated in the Trust’s Registration Statement filed with the Securities and Exchange Commission (the “SEC”), as amended, copies of which shall be delivered to the Subadvisor by the Manager. The Subadvisor further agrees as follows:

(a)       The Subadvisor understands that the Allocated Assets of the Series need to be managed so as to permit the Series to qualify or continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (“Code”), and will coordinate efforts with the Manager with that objective, and to comply with the diversification requirements of Section 817(h) of the Code, and the regulations issued thereunder, as applicable.

(b)       The Subadvisor will conform with the 1940 Act and all rules and regulations thereunder, all other applicable federal and state laws and regulations, any applicable procedures adopted by the Trust’s Board of which a copy has been delivered to the Subadvisor, and the provisions of the Registration Statement of the Trust under the Securities Act of 1933, as amended (the “1933 Act”), and the 1940 Act, as supplemented or amended, copies of which shall be delivered to the Subadvisor by the Manager.

(c)       On occasions when the Subadvisor deems the purchase or sale of a security to be in the best interest of the Series as well as of other investment advisory clients of the Subadvisor or any of its affiliates, the Subadvisor may, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be so sold or purchased with those of its other clients where such aggregation is not inconsistent with the policies set forth in the Registration Statement. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadvisor in a manner that, over time, is fair and equitable in the judgment of the Subadvisor in the exercise of its fiduciary obligations to the Trust and to such other clients, subject to review by the Manager and the Board. The Manager recognizes that in some cases this procedure may adversely affect the results obtained for the Series or Registrant.

(d)       In connection with the purchase and sale of securities for the Series, the Subadvisor will arrange for the transmission to the custodian and portfolio accounting agent for the Series, on a daily basis, such confirmation, trade tickets and other documents and information, including, but not limited to, CUSIP, Sedol or other numbers that identify securities (such as ISIN code) to be purchased or sold on behalf of the Series, as may be reasonably necessary to enable the custodian and portfolio accounting agent to perform their administrative and recordkeeping responsibilities with respect to the Series. With respect to portfolio securities to be purchased or sold through the Depository Trust and Clearing Corporation, the Subadvisor will arrange for the automatic transmission of the confirmation of such trades to the Registrant’s custodian and portfolio accounting agent.

(e)       The Subadvisor will assist the custodian and portfolio accounting agent for the Registrant in determining or confirming, consistent with the procedures and policies stated in the Registration Statement for the Trust, the value of any portfolio securities or other Allocated Assets of the Series for which the custodian and portfolio accounting agent seek assistance from, or which they identify for review by, the Subadvisor.

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(f)       The Subadvisor will make available to the Trust and the Manager, promptly upon request, all of the Series’ investment records and ledgers maintained by the Subadvisor (which shall not include the records and ledgers maintained by the custodian or portfolio accounting agent for the Registrant), as are necessary to assist the Registrant and the Manager to comply with requirements of the 1940 Act and the Investment Advisers Act of 1940, as amended (the “Advisers Act”), as well as other applicable laws. The Subadvisor will furnish to regulatory agencies having the requisite authority any information or reports in connection with such services that may be requested in order to ascertain whether the operations of the Registrant are being conducted in a manner consistent with applicable laws and regulations.

(g)       The Subadvisor will provide reports to the Trust’s Board, for consideration at meetings of the Board, on the investment program for the Series and the issuers and securities represented in the Series’ Allocated Assets, and will furnish the Trust’s Board with respect to the Series such periodic and special reports as the Trustees and the Manager may reasonably request.

(h)       In rendering the services required under this Agreement, the Subadvisor may, from time to time, employ or associate with itself such entity, entities, person or persons as it believes necessary to assist it in carrying out its obligations under this Agreement. The Subadvisor may not, however, retain as subadvisor any company that would be an “investment adviser” as that term is defined in the 1940 Act, to the Series unless the contract with such company is approved by a majority of the Registrant’s Board and by a majority of the applicable Trustees who are not parties to any agreement or contract with such company and who are not “interested persons” as defined in the 1940 Act, of the Trust, the Manager, the Subadvisor or any such company that is retained as subadvisor, and also is approved by the vote of a majority of the outstanding voting securities of the applicable Series of the Trust to the extent required by the 1940 Act. The Subadvisor shall be responsible for making reasonable inquiries and for reasonably ensuring that any employee of the Subadvisor, any subadvisor that the Subadvisor has employed or with which it has associated with respect to the Series, or any employee thereof has not, to the best of the Subadvisor’s knowledge, in any material connection with the handling of Trust assets:

(i)       been convicted, within the last ten (10) years, of any felony or misdemeanor arising out of conduct involving embezzlement, fraudulent conversion or misappropriation of funds or securities, involving violations of Sections 1341, 1342, or 1343 of Title 18, United States Code, or involving the purchase or sale of any security; or

(ii)       been found by any state regulatory authority, within the last ten (10) years, to have violated or to have acknowledged violation of any provision of any state insurance law involving fraud, deceit or knowing misrepresentation; or

(iii)       been found by any federal or state regulatory authorities, within the last ten (10) years, to have violated or to have acknowledged violation of any provision of federal or state securities laws involving fraud, deceit or knowing misrepresentation.

(i)       The Subadvisor is authorized to retain legal counsel and financial advisors and to negotiate and execute documentation relating to investments in the Allocated Assets or Portfolio, at the expense of the Allocated Assets or Portfolio. Such documentation may relate to investments to be made or sold, currently held or previously held. The authority shall include, without limitation: (i) documentation relating to private placements and bank debt; (ii) waivers, consents, amendments or other modifications relating to investments; and (iii) purchase agreements, sales agreements, commitment letters, pricing letters, registration rights agreements, indemnities and contributions, escrow agreements and other investment related agreements. Manager represents that the Allocated Assets or Portfolio can settle such private placements.

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3.       Compensation. For the services provided and the expenses assumed pursuant to this Agreement, the Manager shall pay the Subadvisor as compensation therefor, a fee equal to the percentage of the Allocated Assets constituting the respective Series’ average daily net assets as described in the attached Schedule A. Liability for payment of compensation by the Manager to the Subadvisor under this Agreement is contingent upon the Manager’s receipt of payment from the Registrant for management services described under the Management Agreement between the Trust and the Manager. Expense caps or fee waivers for the Series that may be agreed to by the Manager, but not agreed to in writing by the Subadvisor, shall not cause a reduction in the amount of the payment to the Subadvisor.

4.       Broker-Dealer Selection. The Subadvisor is responsible for decisions to buy and sell securities and other investments for the Series’ Allocated Assets, for broker-dealer selection and for negotiation of brokerage commission rates. The Subadvisor’s primary consideration in effecting a security transaction will be to obtain the best execution for the Series, taking into account the factors specified in the Prospectus and/or Statement of Additional Information for the Trust, which include the following: price (including the applicable brokerage commission or dollar spread); the size of the order; the nature of the market for the security; the timing of the transaction; the reputation, experience and financial stability of the broker-dealer involved; the quality of the service; the difficulty of execution, and the execution capabilities and operational facilities of the firm involved; and the firm’s risk in positioning a block of securities. Accordingly, the price to the Series in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified, in the judgment of the Subadvisor in the exercise of its fiduciary obligations to the Trust, by other aspects of the portfolio execution services offered. Subject to such policies as the Board may determine, and consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended, and the rules and interpretations of the SEC thereunder, the Subadvisor shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Series to pay a broker-dealer for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Subadvisor or its affiliate determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Subadvisor’s or its affiliate’s overall responsibilities with respect to the Series and to their other clients as to which they exercise investment discretion. To the extent consistent with these standards and the Trust’s Procedures for Securities Transactions with Affiliated Brokers pursuant to Rule 17e-1, the Subadvisor is further authorized to allocate the orders placed by it on behalf of the Series to the (i) Subadvisor if it is registered as a broker-dealer with the SEC, (ii) its affiliated broker-dealer, or (iii) such brokers and dealers who also provide research, statistical material or other services to the Series, the Subadvisor or an affiliate of the Subadvisor. Such allocation shall be in such amounts and proportions as the Subadvisor shall determine consistent with the above standards and the Subadvisor will report on said allocation regularly to the Board, indicating the broker-dealers to which such allocations have been made and the basis therefor.

5.       Disclosure about Subadvisor. The Subadvisor has reviewed the post-effective amendment to the Registration Statement for the Trust filed with the SEC that contains disclosure about the Subadvisor and represents and warrants that, with respect to the disclosure about the Subadvisor or information relating directly or indirectly to the Subadvisor, such Registration Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact which was required to be stated therein or necessary to make the statements contained therein not misleading. The Subadvisor further represents and warrants that it is a duly registered investment adviser under the Advisers Act and has notice filed in all states in which the Subadvisor is required to make such filings.

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6.       Expenses. During the term of this Agreement, the Subadvisor will pay all expenses incurred by it and its staff for their activities in connection with its portfolio management duties under this Agreement. The Manager or the Trust shall be responsible for all the expenses of the Registrant’s operations, including, but not limited to:

(a)       the fees and expenses of Trustees who are not interested persons of the Manager or of the Registrant;

(b)       the fees and expenses of each Series which relate to: (i) the custodial function and recordkeeping connected therewith; (ii) the maintenance of the required accounting records of the Series not being maintained by the Manager; (iii) the pricing of the Series’ shares, including the cost of any pricing service or services that may be retained pursuant to the authorization of the Registrant’s Trustees; and (iv) for both mail and wire orders, the cashiering function in connection with the issuance and redemption of the Series’ shares;

(c)       the fees and expenses of the Registrant’s transfer and dividend disbursing agent, that may be the custodian, which relate to the maintenance of each shareholder account;

(d)       the charges and expenses of legal counsel and independent accountants for the Registrant;

(e)       brokers’ commissions and any issue or transfer taxes chargeable to the Registrant in connection with its securities transactions on behalf of the Series;

(f)       all taxes and business fees payable by the Registrant or the Series to federal, state or other governmental agencies;

(g)       the fees of any trade association of which the Registrant may be a member;

(h)       the cost of share certificates representing the Series’ shares;

(i)       the fees and expenses involved in registering and maintaining registrations of the Registrant and of its Series with the SEC, registering the Trust as a broker or dealer and qualifying its shares under state securities laws, including the preparation and printing of the Registrant’s registration statements and prospectuses for filing under federal and state securities laws for such purposes;

(j)       allocable communications expenses with respect to investor services and all expenses of shareholders’ and Trustees’ meetings and of preparing, printing and mailing reports to shareholders in the amount necessary for distribution to the shareholders;

(k)       litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Registrant’s business; and

(l)       any expenses assumed by the Series pursuant to a Plan of Distribution adopted in conformity with Rule 12b-1 under the 1940 Act.

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7.       Compliance.

(a)       The Subadvisor agrees to assist the Manager and the Trust in complying with the Registrant’s obligations under Rule 38a-1 under the 1940 Act, including but not limited to: (i) periodically providing the Registrant’s Chief Compliance Officer with requested information about and independent third-party reports (if available) in connection with the Subadvisor’s compliance program adopted pursuant to Rule 206(4)-7 under the Advisers Act (“Subadvisor’s Compliance Program”); (ii) reporting any material deficiencies in the Subadvisor’s Compliance Program to the Registrant’s Chief Compliance Officer within a reasonable time following the Subadvisor becoming aware of such deficiency; and (iii) reporting any material changes to the Subadvisor’s Compliance Program to the Trust’s Chief Compliance Officer within a reasonable time. The Subadvisor understands that the Board is required to approve the Subadvisor’s Compliance Program on at least an annual basis, and acknowledges that this Agreement is conditioned upon the Board’ approval of the Subadvisor’s Compliance Program.

(b)       The Subadvisor agrees that it shall promptly notify the Manager and the Registrant’s Chief Compliance Officer: (i) in the event that the SEC has censured the Subadvisor, placed limitations upon its activities, functions or operations, suspended or revoked its registration as an investment adviser or commenced proceedings or an investigation that may result in any of these actions; or (ii) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Subadvisor further agrees to notify the Manager promptly of any material fact known to the Subadvisor about the Subadvisor that is not contained in the Registration Statement or prospectus for the Registrant, or any amendment or supplement thereto, or upon the Subadvisor becoming aware of any statement contained therein about the Subadvisor that becomes untrue in any material respect.

(c)       The Manager agrees that it shall promptly notify the Subadvisor: (i) in the event that the SEC has censured the Manager or the Registrant, placed limitations upon either of their activities, functions or operations, suspended or revoked the Manager’s registration as an investment adviser or commenced proceedings or an investigation that may result in any of these actions; or (ii) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code.

(d)       The Manager represents, warrants and agrees that each of the Trust and Fund will rely on Rule 4.5 of the U.S. Commodity Futures Trading Commission (“CFTC”) and is a “qualified eligible person” as defined in Rule 4.7 of the CFTC, and thatthe Trust has or will file with the National Futures Association a notice of eligibility claiming an exclusion from the definition of the term “commodity pool operator” under Rule 4.5.

8.       Documents. The Manager has delivered to the Subadvisor copies of each of the following documents and will deliver to it all future amendments and supplements, if any:

(a)       Declaration of Trust of the Trust, as amended from time to time, as filed with the Secretary of the State of Delaware (such Declarations of Trust, as in effect on the date hereof and as amended from time to time, are herein called the “Declarations of Trust”);

(b)       By-Laws of the Trust, as amended from time to time (such By-Laws, as in effect on the date hereof and as amended from time to time, are herein called the “By-Laws”);

(c)       Certified Resolutions of the Trust’s Trustees authorizing the appointment of the Subadvisor and approving the form of this Agreement;

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(d)       Registration Statement under the 1940 Act and the Securities Act of 1933, as amended, on Form N-lA, as filed with the SEC relating to the Series and the Series’ shares, and all amendments thereto;

(e)       Notification of Registration of the Trust under the 1940 Act on Form N-8A, as filed with the SEC, and all amendments thereto; and

(f)       Prospectus and Statement of Additional Information of the Portfolio.

The Manager agrees that it shall provide all other information to the Subadvisor as the Subadvisor shall reasonably require to enable it to perform its duties hereunder.

9.       Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Subadvisor hereby agrees that all records that it maintains for the Series are the property of the Registrant and further agrees to surrender promptly to the Registrant any of such records upon the Registrant’s or the Manager’s request; provided, however, that the Subadvisor may, at its own expense, make and retain a copy of such records. The Subadvisor further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-l under the 1940 Act and to preserve the records required by Rule 204-2 under the Advisers Act for the period specified in the Rule.

10.       Cooperation. Each party to this Agreement agrees to cooperate with each other party and with all appropriate governmental authorities having the requisite jurisdiction (including, but not limited to, the SEC) in connection with any investigation or inquiry relating to this Agreement or the Registrant.

11.       Representations Respecting Subadvisor. The Manager and the Trust agree that neither the Registrant, the Manager, nor affiliated persons of the Registrant, or the Manager shall, except with the prior permission of the Subadvisor, give any information or make any representations or statements in connection with the sale of shares of the Series concerning the Subadvisor or the Series other than the information or representations contained in the Registration Statement, Prospectus or Statement of Additional Information for the Trust’s shares, as they may be amended or supplemented from time to time, or in reports or proxy statements for the Trust, or in sales literature or other promotional material approved in advance by the Subadvisor. The parties agree that, in the event that the Manager or an affiliated person of the Manager sends sales literature or other promotional material to the Subadvisor for its approval and the Subadvisor has not commented within ten (10) business days, the Manager and its affiliated persons may use and distribute such sales literature or other promotional material, although, in such event, the Subadvisor shall not be deemed to have approved of the contents of such sales literature or other promotional material.

12.       Confidentiality. The Subadvisor will treat as proprietary and confidential any information obtained in connection with its duties hereunder, including all records and information pertaining to the Series and their prior, present or potential shareholders, unless required by law. The Subadvisor will not use such information for any purpose other than the performance of its responsibilities and duties hereunder. Such information may not be disclosed except after prior notification to and approval in writing by the Series or if such disclosure is expressly required or requested by applicable federal or state regulatory authorities or otherwise required by law. Notwithstanding the foregoing, Subadvisor may disclose confidential information to its officers, employees, affiliates and agents and to other third parties (including, without limitation, custodians, brokers, counterparties and trade data repositories) in connection with the performance of its services under this Agreement or to assist or enable the effective management of Manager’s overall relationship with Subadvisor and its affiliated entities. Confidential information of a party shall not include information that has been disclosed to the public, becomes available to the public through no fault of the other party or which is disclosed to the other party by a third party who had lawfully obtained such information and without a breach of the third party’s confidentiality obligations.

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13.       Control. Notwithstanding any other provision of the Agreement, it is understood and agreed that the Manager shall at all times retain the ultimate responsibility for and control of all functions performed pursuant to this Agreement, and reserves the right to direct, approve or disapprove any action hereunder taken on its behalf by the Subadvisor.

14.       Liability. Except as may otherwise be required by the 1940 Act or the rules thereunder or other applicable law, the Trust and the Manager agree that the Subadvisor, any affiliated person of the Subadvisor, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls the Subadvisor, shall not be liable for, or subject to any damages, expenses or losses in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith or gross negligence in the performance of the Subadvisor’s duties, or by reason of reckless disregard of the Subadvisor’s obligations and duties under this Agreement.

Nothing in this section shall be deemed a limitation or waiver of any obligation or duty that may not by law be limited or waived.

15.       Indemnification.

(a)       The Manager agrees to indemnify and hold harmless the Subadvisor, any affiliated person of the Subadvisor, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls (“controlling person”) the Subadvisor (all of such persons being referred to as “Subadvisor Indemnified Persons”) against any and all losses, claims, damages, liabilities or litigation (including legal and other expenses) to which a Subadvisor Indemnified Person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, the Internal Revenue Code, under any other statute, at common law or otherwise, arising out of the Manager’s responsibilities to the Trust, which: (i) may be based upon any willful misfeasance, bad faith or gross negligence in the performance of the Manager’s duties or reckless disregard of the Manager’s obligations and duties under this Agreement, or by any of its employees or representatives or any affiliate of or any person acting on behalf of the Manager, or (ii) may be based upon any untrue statement or alleged untrue statement of a material fact supplied by, or which is the responsibility of, the Manager and contained in the Registration Statement or Prospectus covering shares of the Registrant or Series, or any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact known or which should have been known to the Manager and was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Manager, the Registrant or to any affiliated person of the Manager by a Subadvisor Indemnified Person; provided, however, that in no case shall the indemnity in favor of the Subadvisor Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of obligations and duties under this Agreement.

(b)       Notwithstanding Section 14 of this Agreement, the Subadvisor agrees to indemnify and hold harmless the Manager, any affiliated person of the Manager, and each person, if any, who, within the meaning of Section 15 of the 1933 Act, controls (“controlling person”) the Manager (all of such persons being referred to as “Manager Indemnified Persons”) against any and all losses, claims, damages, liabilities or litigation (including legal and other expenses) to which a Manager Indemnified Person may become subject under the 1933 Act, 1940 Act, the Advisers Act, the Internal Revenue Code, under any other statute, at common law or otherwise, arising out of the Subadvisor’s responsibilities as Subadvisor of the Series, which: (i) may be based upon any willful misfeasance, bad faith or gross negligence in the performance of the Subadvisor’s duties, or by reason of reckless disregard of the Subadvisor’s obligations and duties under this Agreement, or by any of its employees or representatives, or any affiliate of or any person acting on behalf of the Subadvisor; (ii) may be based upon a failure by the Subadvisor to comply with Section 2, Paragraph (a) of this Agreement; or (iii) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or Prospectus covering the shares of the Registrant or Series, or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact known or which should have been known to the Subadvisor and was required to be stated therein or necessary to make the statements therein not misleading, if such a statement or omission was made in reliance upon information furnished to the Manager, the Registrant or any affiliated person of the Manager or the Registrant by the Subadvisor or any affiliated person of the Subadvisor; provided, however, that in no case shall the indemnity in favor of a Manager Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

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(c)       The Manager shall not be liable under Paragraph (a) of this Section 15 with respect to any claim made against a Subadvisor Indemnified Person unless such Subadvisor Indemnified Person shall have notified the Manager in writing within a reasonable time after the summons, notice or other first legal process or notice giving information of the nature of the claim shall have been served upon such Subadvisor Indemnified Person (or after such Subadvisor Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Manager of any such claim shall not relieve the Manager from any liability that it may have to the Subadvisor Indemnified Person against whom such action is brought otherwise than on account of this Section 15. In case any such action is brought against the Subadvisor Indemnified Person, the Manager will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Subadvisor Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Subadvisor Indemnified Person. If the Manager assumes the defense of any such action and the selection of counsel by the Manager to represent both the Manager and the Subadvisor Indemnified Person would result in a conflict of interest and, therefore, would not, in the reasonable judgment of the Subadvisor Indemnified Person, adequately represent the interests of the Subadvisor Indemnified Person, the Manager will, at its own expense, assume the defense with counsel to the Manager and, also at its own expense, with separate counsel to the Subadvisor Indemnified Person, which counsel shall be satisfactory to the Manager and to the Subadvisor Indemnified Person. The Subadvisor Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Manager shall not be liable to the Subadvisor Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Subadvisor Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Manager shall not have the right to compromise on or settle the litigation without the prior written consent of the Subadvisor Indemnified Person if the compromise or settlement results, or may result, in a finding of wrongdoing on the part of the Subadvisor Indemnified Person.

(d)       The Subadvisor shall not be liable under Paragraph (b) of this Section 15 with respect to any claim made against a Manager Indemnified Person unless such Manager Indemnified Person shall have notified the Subadvisor in writing within a reasonable time after the summons, notice or other first legal process or notice giving information of the nature of the claim shall have been served upon such Manager Indemnified Person (or after such Manager Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Subadvisor of any such claim shall not relieve the Subadvisor from any liability that it may have to the Manager Indemnified Person against whom such action is brought otherwise than on account of this Section 15. In case any such action is brought against the Manager Indemnified Person, the Subadvisor will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Manager Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Manager Indemnified Person. If the Subadvisor assumes the defense of any such action and the selection of counsel by the Subadvisor to represent both the Subadvisor and the Manager Indemnified Person would result in a conflict of interest and, therefore, would not, in the reasonable judgment of the Manager Indemnified Person, adequately represent the interests of the Manager Indemnified Person, the Subadvisor will, at its own expense, assume the defense with counsel to the Subadvisor and, also at its own expense, with separate counsel to the Manager Indemnified Person, which counsel shall be satisfactory to the Subadvisor and to the Manager Indemnified Person. The Manager Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Subadvisor shall not be liable to the Manager Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Manager Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Subadvisor shall not have the right to compromise on or settle the litigation without the prior written consent of the Manager Indemnified Person if the compromise or settlement results, or may result, in a finding of wrongdoing on the part of the Manager Indemnified Person.

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16.       Services Not Exclusive. The services furnished by the Subadvisor hereunder are not to be deemed exclusive, and except as the Subadvisor may otherwise agree in writing, the Subadvisor shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby. Nothing in this Agreement shall limit or restrict the right of any director, officer or employee of the Subadvisor, who may also be a Trustee, officer or employee of the Registrant, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

17.       Duration and Termination. This Agreement shall become effective on the date first indicated above. Unless terminated as provided herein, the Agreement shall remain in full force and effect for an initial period of two (2) years from the date first indicated above when following a shareholder approval, and otherwise a period of one (1) year, and continue on an annual basis thereafter with respect to the Series, provided that such continuance is specifically approved each year by: (a) the vote of a majority of the entire Board or by the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Series; and (b) the vote of a majority of those applicable Trustees who are not parties to this Agreement or interested persons (as such term is defined in the 1940 Act) of any such party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. Any approval of this Agreement by the holders of a majority of the outstanding shares (as defined in the 1940 Act) of a Series shall be effective to continue this Agreement with respect to the Series notwithstanding: (i) that this Agreement has not been approved by the holders of a majority of the outstanding shares of any other Series; or (ii) that this Agreement has not been approved by the vote of a majority of the outstanding shares of the Registrant, unless such approval shall be required by any other applicable law or otherwise. Notwithstanding the foregoing, this Agreement may be terminated for each or any Series hereunder: (A) by the Manager at any time without penalty, upon sixty (60) days’ written notice to the Subadvisor and the Registrant; (B) at any time without payment of any penalty by the Registrant, upon the vote of a majority of the Trust’s Board or a majority of the outstanding voting securities of each Portfolio, upon sixty (60) days’ written notice to the Manager and the Subadvisor; or (C) by the Subadvisor at any time without penalty, upon sixty (60) days’ written notice to the Manager and the Registrant. In the event of termination for any reason, all records of each Series for which the Agreement is terminated shall promptly be returned to the Manager or the Registrant, free from any claim or retention of rights in such record by the Subadvisor; provided, however, that the Subadvisor may, at its own expense, make and retain a copy of such records. The Agreement shall automatically terminate in the event of its assignment (as such term is defined in Section 2(a)(4) of the 1940 Act) or in the event the Management Agreement between the Manager and the Registrant is assigned or terminates for any other reason. In the event this Agreement is terminated or is not approved in the manner described above, the Sections numbered 2(f), 9, 10, 12, 14, 15 and 19 of this Agreement shall remain in effect, as well as any applicable provision of this Section 17.

18.       Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no material amendment of this Agreement shall be effective until approved by an affirmative vote of: (i) the holders of a majority of the outstanding voting securities of the Series; and (ii) the Trustees of the Trust, including a majority of the Trustees of the Trust who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.

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19.       Use of Name.

(a)       It is understood that the name New York Life, New York Life Investment Management, MainStay or any derivative thereof or logo associated with that name is the valuable property of the Manager and/or its affiliates, and that the Subadvisor has the right to use such name (or derivative or logo) only with the approval of the Manager and only so long as the Manager is Manager to the Registrant and/or the Series. Upon termination of the Management Agreement between the Registrant and the Manager, the Subadvisor shall forthwith cease to use such name (or derivative or logo).

(b)       It is understood that the name BNY Mellon or any derivative thereof or logo associated with that name is the valuable property of the Subadvisor and its affiliates and that the Registrant and/or the Series have the right to use such name (or derivative or logo) in offering materials of the Trust sales materials with respect to the Trust with the approval of the Subadvisor and for so long as the Subadvisor is a Subadvisor to the Registrant and/or the Series. Upon termination of this Agreement, the Registrant shall forthwith cease to use such name (or derivative or logo).

20.       Proxies; Class Actions.

(a)       The Subadvisor will vote all proxies solicited by or with respect to the issuers of securities held by the Series in accordance with applicable fiduciary obligations and the Subadvisor’s proxy voting policy. The Subadvisor shall maintain records concerning how it has voted proxies on behalf of the Trust, and these records shall be available to the Trust upon request.

(b)       Manager acknowledges and agrees that the Subadvisor shall not be responsible for taking any action or rendering advice with respect to any class action claim relating to any assets held in the Allocated Assets or Series. Manager will instruct the applicable service providers not to forward to the Subadvisor any information concerning such actions. The Subadvisor will, however, forward to manager any information it receives regarding any legal matters involving any asset held in the Allocated Assets or Series.

21.       Notice. Unless otherwise provided herein or agreed to in writing by the parties, all notices, instructions or advice permitted or required under this Agreement shall be deemed to have been properly given if sent by regular first-class mail, registered mail, private courier or other widely-used electronic medium as agreed between the parties, and addressed to (or delivered to) the respective party at the address set forth below or at such other address or addresses as shall be specified, in each case, in a notice similarly given.

If to Manager and Trust:

New York Life Investment Management,

30 Hudson Street

Jersey City, New Jersey 07302

Attn: Chief Operating Officer, with a copy to General Counsel

If to Subadvisor:

BNY Mellon Asset Management North America Corporation

201 Washington Street

Boston, MA, 02108

Attn: Chief Compliance Officer

Email: bnymamna_clientservice@bnymellon.com

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22.       Miscellaneous.

(a)       This Agreement shall be governed by the laws of the State of New York, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act or rules or orders of the SEC thereunder. The term “affiliate” or “affiliated person” as used in this Agreement shall mean “affiliated person” as defined in Section 2(a)(3) of the 1940 Act;

(b)       The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect;

(c)       To the extent permitted under Section 17 of this Agreement, this Agreement may only be assigned by any party with the prior written consent of the other party;

(d)       If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby, and to this extent, the provisions of this Agreement shall be deemed to be severable;

(e)       Nothing herein shall be construed as constituting the Subadvisor as an agent of the Manager, or constituting the Manager as an agent of the Subadvisor.

* * *

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IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the date first written above. This Agreement may be signed in counterparts.

NEW YORK LIFE INVESTMENT MANAGEMENT LLC

Attest:		By:
Name:	Thomas Lynch	Name:	Yie-Hsin Hung
Title:	Director and Associate General Counsel	Title:	Chief Executive Officer

BNY MELLON-ASSET MANAGEMENT NORTH AMERICA CORPORATION

Attest:	By:
Name:	Name:
Title:	Title:

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SCHEDULE A

(As of _____________, 2018)

As compensation for services provided by Subadvisor, the Manager will pay the Subadvisor and Subadvisor agrees to accept as full compensation for all services rendered hereunder, at an annual subadvisory fee equal to the following:

PORTFOLIO	ANNUAL RATE

MainStay VP Mellon Natural Resources Portfolio	0.40% on assets up to $150 million; 0.35% on assets from $150 million to $300 million; and 0.30% on assets over $300 million.

The portion of the fee based upon the average daily net assets of the Series shall be accrued daily at the rate of 1/(number of days in calendar year) of the annual rate applied to the daily net assets of the Series.

The annual rate is based on the percentage that the Allocated Assets constitutes of the Portfolio’s total average daily net assets.

Payment will be made to the Subadvisor on a monthly basis.

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